UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 2002

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of May 2002 Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 43 thereof, entered into various agreements relating to Gilbert Apartments Limited, a Kentucky limited partnership (the "Operating Partnership") on behalf of Series 43 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of February 2004 (the "Operating Partnership Agreement"), pursuant to which Series 43 acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 40 unit apartment complex for families located at Corbin in Whitley County, Kentucky, which is known as Gilbert Apartments (the "Apartment Complex"). The Apartment Complex consists of 4 buildings containing 36 two-bedroom units and 4 three-bedroom units. Amenities include a playground/tot lot as well as central air conditioning, garbage disposal, electric hot water heaters, patios and washer/dryer hookups in the units. Construction of the Apartment Complex commenced in July 2003 and is scheduled for completion in May 2004. 100% Occupancy is scheduled for August 2004.

The Operating Partnership expects to receive permanent financing in the amount of $887,000 (the "Permanent Mortgage") from Leitchfield Deposit Bank and Trust Company. The Permanent Mortgage is expected to bear interest at 2.00% per annum payable over a 30 year amortization period and a 15 year term

It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is Gilbert Apartment Holdings, L.L.C., (the "General Partner"). The principal of the General Partner is Wabuck Development Company Inc. - Garry Watkins.

Series 43 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $2,780,800 to the Operating Partnership in 5 installments as follows:

    $834,240 (the "First Installment") which was previously paid to the partnership upon satisfaction of the conditions to payment thereof set forth in Section 3 of the First Amendment to Agreement of Limited Partnership of the Partnership;
    $834,240 (the "Second Installment") on 50% Completion of Construction;
    $827,288 (the "Third Installment") on the latest of (i) the Completion Date, (ii) Cost Certification, (iii) receipt by the Limited Partners of a copy of the Partnership's owner's title insurance policy, as endorsed through the Completion Date, which policy shall (a) in no event include a survey exception and (b) otherwise be in form and substance satisfactory to the Special Limited Partner, (iv) strict compliance with and satisfaction of all of the post closing due diligence items set forth on Schedule B attached hereto, or (v) receipt and approval by the Special Limited Partner of the "as built" survey(s) prepared by a certified surveyor for each building of the Apartment Complex;
    $278,080 (the "Fourth Installment") on the latest of (i) State Designation, (ii) the Initial 93% Occupancy Date, (iii) Permanent Mortgage Commencement, (iv) receipt and approval by the Special Limited of updated insurance certificates, or (v) Rental Achievement; and
    $6,952 (the "Fifth Installment") on Rental Achievement Confirmation.

The First and Second Installments have been paid by Series 43.

The total Capital Contribution of Series 43 to the Operating Partnership is based on the Operating Partnership receiving $3,611,790 in Tax Credits during the 10-year period commencing in 2004 of which 99.99% ($3,611,430) will be allocated to Series 43 as the Investment Limited Partner of the Operating Partnership.

Series 43 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	0.01%	50%	80%
Series 43	99.99%	49.999%	20%
Special Limited Partner	0%	0.001%	0%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 43.

Series 43 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 2004 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $3,000. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 10.3(a) of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 2004 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $3,000. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 10.3(a) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $328,752. The Development Fee shall be due and payable only in accordance with Section 6 of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the end of the Tax Credit Period from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form

S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: October 21, 2002

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

By: Boston Capital Associates IV L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President